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                                                               Exhibit 10.1.10.2

                               FIRST AMENDMENT TO
                           COLLATERAL TRUST AGREEMENT

                  THIS FIRST AMENDMENT TO THE COLLATERAL TRUST AGREEMENT (this "Amendment") is made as of the 18th day of November, 2003, by and among Calpine Corporation, a Delaware corporation (the "Company"), Quintana Minerals (USA), Inc., a Delaware corporation ("Quintana Minerals"), JOQ Canada, Inc., a Delaware corporation ("JOQ Canada"), Quintana Canada Holdings LLC, a Delaware limited liability company ("Quintana Canada, and together with Quintana Minerals and JOQ Canada, the "Canadian Guarantors"), The Bank of Nova Scotia, as Credit Agreement Agent (together with its successors in such capacity, the "Credit Agreement Agent"), Wilmington Trust Company, as Trustee under the 2007 Indenture (together with its successors in such capacity, the "2007 Trustee"), Wilmington Trust Company, as Trustee under the 2010 Indenture (together with its successors in such capacity, the "2010 Trustee"), Wilmington Trust Company, as Trustee under the 2013 Indenture (together with its successors in such capacity, the "2013 Trustee"), Goldman Sachs Credit Partners L.P., as Term Loan Administrative Agent (together with its successors in such capacity, the "Term Loan Administrative Agent"), and The Bank of New York, as Collateral Trustee (together with its successors in such capacity, the "Collateral Trustee")

                                    RECITALS

                  WHEREAS, the Company, the Canadian Guarantors, the Credit Agreement Agent, the 2007 Trustee, the 2010 Trustee, the 2013 Trustee, the Term Loan Administrative Agent and the Collateral Trustee have entered into the Collateral Trust Agreement, dated as of July 16, 2003 (as amended and as may be further amended from time to time, the "Collateral Trust Agreement");

                  WHEREAS, the Company, the Canadian Guarantors and the Collateral Trustee now wish to amend the Collateral Trust Agreement in certain respects, as hereinafter provided.

                                    AGREEMENT

                  NOW THEREFORE, in consideration of the premises and the mutual agreements set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including in its preamble and recitals, shall have the respective meanings assigned to such terms in the Collateral Trust Agreement.

                  2. Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Collateral Trust Agreement is hereby amended by deleting the word "and" before the number "(7)" in the definition of "Pledged Power Project"; by deleting the period at the end of the number "(7)" and by adding at the end of such definition the clause "; and (8) from and after November 18, 2003, the Fremont Energy Center in Fremont, Ohio."

                  3. Representations and Warranties. The Company and each Guarantor hereby represents and warrants to the Collateral Trustee that (a) this Amendment has been duly

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authorized, executed and delivered by the Company or Guarantor, as applicable, and constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and
(b) the execution and delivery of this Amendment (i) does not require any consent, approval, authorization or order of, or filing with, any governmental agency or body or any court, except such as have been obtained or made and are in full force and effect as of the date hereof and (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or Guarantor, as applicable, or any order of any governmental agency or body, or breach or conflict with any material agreement to which the Company or Guarantor, as applicable, is a party or by which the Company or Guarantor, as applicable, is bound.

                  4. Effectiveness. This Amendment shall become effective upon fulfillment of the following conditions precedent: (a) each of the Company, the Canadian Guarantors and the Collateral Trustee shall have delivered a duly executed counterpart of this Amendment, and (b) the Collateral Trustee shall have received an Officer's Certificate and an Opinion of Company Counsel, dated the date hereof, in accordance with Section 7.1 of the Collateral Trust Agreement.

                  5. Continuing Effect of the Collateral Trust Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Collateral Trustee, the Company or the Canadian Guarantors under the Collateral Trust Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Collateral Trust Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company or the Canadian Guarantors to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Collateral Trust Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Collateral Trust Agreement specifically referred to herein. After this Amendment becomes effective in accordance with Section 4 hereof, any reference to the Collateral Trust Agreement shall mean the Collateral Trust Agreement as amended and modified hereby.

                  6. Governing Law. This Amendment and the right and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to conflict of laws principles.

                  7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The delivery of an executed signature of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  8. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                         COMPANY:

                                         CALPINE CORPORATION

                                         By:  ROBERT D. KELLY
                                            ------------------------------------
                                            Name: Robert D. Kelly
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

CANADIAN GUARANTORS:

The undersigned Canadian Guarantors hereby consent and agree to the foregoing Amendment and agree that their Guarantee as set forth in the Guarantee and Collateral Agreement, dated as of July 16, 2003, by the Company and the Canadian Guarantors in favor of the Collateral Trustee, remains in full force and effect:

QUINTANA MINERALS (USA), INC.

By:  ROBERT D. KELLY
   ------------------------------------
Name: Robert D. Kelly
Title:

JOQ CANADA, INC.

By:  ROBERT D. KELLY
   ------------------------------------
Name: Robert D. Kelly
Title:

QUINTANA CANADA HOLDINGS LLC

By:  ROBERT D. KELLY
   ------------------------------------
Name: Robert D. Kelly
Title:

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                                         COLLATERAL TRUSTEE:

                                         THE BANK OF NEW YORK,
                                         as Collateral Trustee

                                         By:  MICHAEL PITFICK
                                            ------------------------------------
                                            Name: Michael Pitfick
                                            Title: Assistant Vice President